EXHIBIT 21.1
ELEMENT SOLUTIONS INC
Subsidiaries
The following are subsidiaries of Element Solutions Inc as of December 31, 2018, within Element's current segments, Electronics and Industrial & Specialty, and discontinued operations (formerly the Agricultural Solutions business), and the state or jurisdictions in which each of these subsidiaries is incorporated or organized:

Subsidiaries	State or Jurisdiction of Incorporation/Organization
ELECTRONICS AND INDUSTRIAL & SPECIALTY
AI Divestitures, Inc.	Delaware
Alent Alpha Metals (Shanghai) Co. Ltd	China
Alent Enthone Chemistry (Shanghai) Co. Ltd.	China
Alent Finance Company (Ireland 1)	Ireland
Alent Finance Company (Ireland 2)	Ireland
Alent Finance Ltd	United Kingdom
Alent Germany GmbH	Germany
Alent Holdings Brazil Ltd	United Kingdom
Alent Holdings BV	Netherlands
Alent Inc.	Rhodes Island
Alent Investments Inc.	Delaware
Alent Investments Ltd	United Kingdom
Alent Italia Srl	Italy
Alent Limited	United Kingdom
Alent Management Ltd	United Kingdom
Alent New Finance (UK) Ltd	United Kingdom
Alent New Mexico Holdings Ltd	United Kingdom
Alent Property Limited	United Kingdom
Alent Services Ltd	United Kingdom
Alent USA Holding Inc.	Delaware
Alpha Assembly Solutions Belgium NV	Belgium
Alpha Assembly Solutions Brasil Soldas Ltda	Brazil
Alpha Assembly Solutions France SAS	France
Alpha Assembly Solutions Germany GmbH	Germany
Alpha Assembly Solutions, Inc.	Delaware
Alpha Assembly Solutions Korea Ltd	Korea
Alpha Assembly Solutions Netherlands B.V.	Netherlands
Alpha Assembly Solutions (Shanghai) Trading Co. Ltd	China
Alpha Assembly Solutions (Shenzhen) Co. Ltd	China
Alpha Assembly Solutions (Taiwan) Limited	Taiwan
Alpha Assembly Solutions UK Limited	United Kingdom
Alpha Metals (Ireland) Ltd	Ireland
Alpha Metals China Holdings Co. Ltd	Hong Kong
Alpha Metals Ltd	United Kingdom

Subsidiaries	State or Jurisdiction of Incorporation/Organization
Alpha Metals Limited	Hong Kong
Alpha Metals Mexico S.A. de C.V.	Mexico
Alpha Metals Trading Mexico S.A. de C.V.	Mexico
Anion Quimica Industrial S.A.	Brazil
Aprochim SpA	Italy
AR Mexican Holdings Inc.	Delaware
Autotype Holdings (USA), Inc.	Illinois
Bayport Chemical Service Inc.	Texas
Canning Gumm LLC	Delaware
Compugraphics International Ltd.	United Kingdom
Compugraphics Jena GmbH	Germany
Compugraphics USA Inc.	Delaware
Cookson Holding Company	Delaware
Cookson India Pvt Ltd	India
Cookson Pigments, Inc.	Delaware
Dynacircuits LLC	Illinois
Echo International Inc.	Delaware
EI Liquidation Inc.	New York
Enthone Iberica S.A.	Spain
Enthone Limited	United Kingdom
Enthone SAS	France
Enthone Sdn Bhd	Malaysia
Enthone-OMI (Hong Kong) Co. Ltd.	Hong Kong
Enthone-OMI Holdings (U.K.) Ltd	United Kingdom
Hua Mei (Tianjin) Electroplating Technology Company Ltd	China
Internacional de Manufacturas Asociadas SA	Spain
MacDermid Actium Ltd	United Kingdom
MacDermid Acumen Inc.	Delaware
MacDermid Americas Acquisitions Inc.	Delaware
MacDermid Anion Inc.	Delaware
MacDermid Autotype Incorporated	Delaware
MacDermid Autotype Ltd	United Kingdom
MacDermid Autotype Pte Ltd	Singapore
MacDermid Brazil Inc.	Delaware
MacDermid Canning Ltd	United Kingdom
MacDermid Chemical Industries Argentina Inc.	Delaware
MacDermid Continental Investments Ltd.	United Kingdom
MacDermid Dutch Investments CV	Netherlands
MacDermid Enthone America LLC	Delaware
MacDermid Enthone (Austria) GmbH	Austria
MacDermid Enthone Bermuda BV	Bermuda
MacDermid Enthone BV	Netherlands
MacDermid Enthone de Mexico S.A. de C.V.	Mexico
MacDermid Enthone Inc.	Delaware

Subsidiaries	State or Jurisdiction of Incorporation/Organization
MacDermid Enthone Electronics Solutions (M) Sdn. Bhd.	Malaysia
MacDermid Enthone GmbH	Germany
MacDermid Enthone Slovakia s.r.o	Slovakia
MacDermid Enthone Sp. Z.o.o.	Poland
MacDermid Enthone s.r.o	Czech Republic
MacDermid Enthone Taiwan Co. Ltd.	Taiwan
MacDermid Enthone Technology (Suzhou) Co. Ltd.	China
MacDermid Enthone Trading Shanghai Co. Ltd.	China
MacDermid Enthone UK Ltd	United Kingdom
MacDermid Enthone Singapore Pte Ltd.	Singapore
MacDermid Europe Limited	United Kingdom
MacDermid European Capital Investments I, LLC	Delaware
MacDermid European Capital Investments II, LLC	Delaware
MacDermid European Capital Partners LLP	United Kingdom
MacDermid European Holdings BV	Netherlands
MacDermid Funding LLC	Delaware
MacDermid Graphics Solutions Europe SAS	France
MacDermid Graphics Solutions LLC	Delaware
MacDermid Graphics Solutions Ltd	United Kingdom
MacDermid Graphics Solutions Ltda	Brazil
MacDermid G.B. Holdings Limited	United Kingdom
MacDermid G.B. Limited	United Kingdom
MacDermid Group Inc.	Delaware
MacDermid Holdings LLC	Delaware
MacDermid Holdings SAS	France
MacDermid Hong Kong Ltd	Hong Kong
MacDermid Houston Inc.	Delaware
MacDermid, Incorporated	Connecticut
MacDermid India Private Ltd	India
MacDermid International Investments LLC	Delaware
MacDermid International Partners	Delaware
MacDermid Investment Corp.	Delaware
MacDermid Italiana Srl	Italy
MacDermid Kft	Hungary
MacDermid Mauritius	Mauritius
MacDermid Mexico SA de CV	Mexico
MacDermid Offshore Fluidos do Brazil Industrial Ltda	Brazil
MacDermid Offshore Solutions LLC	Delaware
MacDermid Overseas Asia Limited	Delaware
MacDermid Panyu Specialty Chemicals Co Ltd	China
MacDermid Performance Acquisition Germany GmbH I	Germany
MacDermid Performance Acquisition Germany GmbH II	Germany
MacDermid Performance Acquisitions Ltd	United Kingdom
MacDermid Performance Solutions Canada Inc.	Canada

Subsidiaries	State or Jurisdiction of Incorporation/Organization
MacDermid Performance Solutions Espanola SA	Spain
MacDermid Performance Solutions France S.A.S	France
MacDermid Performance Solutions Hong Kong Ltd.	Hong Kong
MacDermid Performance Solutions Japan K.K.	Japan
MacDermid Performance Solutions Korea Inc.	Korea
MacDermid Performance Solutions Kimyasal Sanayi ve Ticaret A.S.	Turkey
MacDermid Performance Solutions Mexico Services, S.A. de C.V.	Mexico
MacDermid Performance Solutions Singapore Pte Ltd.	Singapore
MacDermid Performance Solutions Taiwan Ltd	Taiwan
MacDermid Performance Solutions UK Ltd	United Kingdom
MacDermid Printing Solutions Acumen Inc	Delaware
MacDermid Scandinavia AB	Sweden
MacDermid Singapore, Pte Ltd	Singapore
MacDermid South America, Incorporated	Delaware
MacDermid South Atlantic, Incorporated	Delaware
MacDermid (Shenzhen) Trading Co. Ltd.	China
MacDermid Suisse Sarl.	Switzerland
MacDermid Technology (Suzhou) Company Ltd	China
MacDermid Texas Inc.	Delaware
MacDermid Thailand	Thailand
MacDermid UK Ltd	United Kingdom
MacDermid US Holdings LLC	Delaware
Marston Bentley Ltd	United Kingdom
MRD Acquisition Corp	Delaware
Napp Printing Plate Distribution Inc.	South Dakota
Napp Systems Inc	Iowa
Niche Offshore Solutions Ltd	United Kingdom
Niche Products Limited	United Kingdom
Nippon MacDermid Co. Ltd	Japan
Oak Barrel Investments Ltd	United Kingdom
OMI International Corporation	Delaware
Pinetree Investments Ltd	United Kingdom
Plates & Blankets S de RL de CV	Mexico
Platform Corporate Services LLC	Delaware
Platform Delaware Holdings, Inc	Delaware
Revestsul Produtos Quimicos Ltda	Brazil
Rockville Venture LLC	Delaware
Semitronic SA	Spain
Shenzhen Hua-Mei Electroplating Technology Company Ltd	China
SPC Divestiture Inc.	Delaware
Specialty Polymers Inc.	Massachusetts
Speedline Technologies Ltd	United Kingdom
Surface Treatments Ltd	United Kingdom
Vernon-Rockville Venture LLC	Delaware

Subsidiaries	State or Jurisdiction of Incorporation/Organization
W. Canning USA LLC	Delaware
W. Canning Inc.	Delaware
W. Canning Ltd	Texas

Subsidiaries	State or Jurisdiction of Incorporation/Organization
DISCONTINUED OPERATIONS
Afgri Crop (Pty) Ltd	Malawi
Agrifocus Limitada	Mozambique
Agriphar de Colombia SAS	Colombia
Agriphar de Costa Rica SA	Costa Rica
Agriphar Poland Sp z.o.o.	Poland
Agriphar SDN BHD	Malaysia
Agripraza Ltda	Portugal
Agroquimicos y Semillas SA de CV	Mexico
Anchorprops 39 (Pty) Ltd	South Africa
ANESA SA	Belgium
Arvesta Bolivia SA	Bolivia
Arvesta Corporation	California
Arvesta Paraguay S.A.	Paraguay
Arysta Agro Private Limited	India
Arysta Agroquimicos y Fertilzantes Uruguay SA	Uruguay
Arysta Animal Health SAS	France
Arysta Health and Nutrition Sciences Corporation	Japan
Arysta LifeScience Agriservice Private Limited	India
Arysta LifeScience Agrochemical Products Hellas EPE	Greece
Arysta LifeScience America Inc.	Delaware
Arysta LifeScience Argentina SA	Argentina
Arysta LifeScience Asia Pte. Ltd	Singapore
Arysta LifeScience Australia Pty Ltd.	Australia
Arysta LifeScience Benelux SPRL	Belgium
Arysta LifeScience Bulgaria EOOD	Bulgaria
Arysta LifeScience Cameroun SA	Cameroon
Arysta LifeScience Canada BC Inc	Canada
Arysta LifeScience Canada Inc.	Canada
Arysta LifeScience CentroAmerica SA	Guatemala
Arysta LifeScience Chile SA	Chile
Arysta LifeScience Colombia SAS	Colombia
Arysta LifeScience Corporation	Japan
Arysta LifeScience Corporation Republica Dominicana SRL	Dominican Republic
Arysta LifeScience Costa Rica SA	Costa Rica
Arysta LifeScience Czech sro	Czech Republic
Arysta LifeScience de Guatemala SA	Guatemala
Arysta LifeScience do Brasil Industria Quimica e Agropecuaria SA	Brazil

Subsidiaries	State or Jurisdiction of Incorporation/Organization
Arysta LifeScience Ecuador SA	Ecuador
Arysta LifeScience Egypt Ltd	Egypt
Arysta LifeScience Europe Sarl	France
Arysta LifeScience European Investments Limited	United Kingdom
Arysta LifeScience France SAS	France
Arysta LifeScience Germany GmbH	Germany
Arysta LifeScience Global Limited	United Kingdom
Arysta LifeScience Global Services Limited	Ireland
Arysta LifeScience Great Britain Ltd	United Kingdom
Arysta LifeScience Hellas S.A./Plant Protection, Nutrition and Other Related Products and Services	Greece
Arysta LifeScience Holdings France SAS	France
Arysta LifeScience Holdings SA (Pty) Ltd	South Africa
Arysta LifeScience Iberia SLU	Spain
Arysta LifeScience Inc.	Delaware
Arysta LifeScience Investments LLC	Delaware
Arysta LifeScience India Limited	India
Arysta LifeScience Italia S.r.l	Italy
Arysta LifeScience Japan Holdings Goudou Kaisha	Japan
Arysta LifeScience Kenya Ltd	Kenya
Arysta LifeScience Kiev LLC	Ukraine
Arysta LifeScience Korea Ltd	South Korea
Arysta LifeScience Magyarorszag Kft	Hungary
Arysta LifeScience Management Company LLC	Delaware
Arysta LifeScience (Mauritius) Ltd	Mauritius
Arysta LifeScience Mexico Holdings SA de CV	Mexico
Arysta LifeScience Mexico SA de CV	Mexico
Arysta LifeScience NA Holding LLC	Delaware
Arysta LifeScience Netherlands B.V.	Netherlands
Arysta LifeScience North America LLC	California
Arysta LifeScience Ougrée Production Sprl	Belgium
Arysta LifeScience Pakistan (Pvt) Ltd	Pakistan
Arysta LifeScience Paraguay SRL	Paraguay
Arysta LifeScience Peru S.A.C	Peru
Arysta LifeScience Philippines Inc	Philippines
Arysta LifeScience Polska Sp zoo	Poland
Arysta LifeScience Registrations Great Britain Ltd	United Kingdom
Arysta LifeScience Romania SRL	Romania
Arysta LifeScience RUS LLC	Russia
Arysta LifeScience SAS	France
Arysta LifeScience Services LLP	India
Arysta LifeScience (Shanghai) Co Ltd	China
Arysta LifeScience Slovakia Sro	Slovakia
Arysta LifeScience South Africa (Pty) Ltd	South Africa
Arysta LifeScience SPC LLC	Delaware

Subsidiaries	State or Jurisdiction of Incorporation/Organization
Arysta LifeScience SRL	Bolivia
Arysta LifeScience Switzerland SARL	Switzerland
Arysta LifeScience Tanzania Ltd	Tanzania
Arysta LifeScience (Thailand) Co. Ltd	Thailand
Arysta LifeScience Technology BV	Netherlands
Arysta LifeScience Togo SAU	Togo
Arysta LifeScience Turkey Tarim Urunleri Limited Sirketi	Turkey
Arysta LifeScience UK & Ireland Ltd	United Kingdom
Arysta LifeScience U.K. BRL Limited	United Kingdom
Arysta LifeScience U.K. CAD Limited	United Kingdom
Arysta LifeScience U.K. EUR Limited	United Kingdom
Arysta LifeScience U.K. Holdings Limited	United Kingdom
Arysta LifeScience U.K. JPY Limited	United Kingdom
Arysta LifeScience U.K. Limited	United Kingdom
Arysta LifeScience U.K. USD Limited	United Kingdom
Arysta LifeScience U.K. USD-2 Limited	United Kingdom
Arysta LifeScience Ukraine LLC	Ukraine
Arysta LifeScience Venezuela SA	Venezuela
Arysta LifeScience Vietnam Co Ltd	Vietnam
Arysta LifeScience Vostok Ltd	Russia
Arysta-LifeScience Ecuador SA	Ecuador
Assupol Investments (Pty) Ltd	Zimbabwe
Betel Reunion SA	France
Bioenzymas SA de CV	Mexico
Calli Ghana Ltd	Ghana
Callietha Investments (Pty) Ltd	South Africa
Callivoire SGFD SA	Cote D’Ivoire
Chemtura Colombia Ltda	Colombia
Chemtura Thailand Ltd	Thailand
Desarrollos Inmobiliaros Alianza de Coahuila SA de CV	Mexico
Dutch Agricultural Formations CV	Netherlands
Dutch Agricultural Investment Partners LLC	Delaware
Etec Crop Solutions Limited	New Zealand
GBM USA LLC	Arizona
Goëmar Developpement SAS	France
Grupo Bioquimico Mexicano Republica Dominicana SA	Dominican Republic
Grupo Bioquimico Mexicano SA de CV	Mexico
Industrias Agriphar SA	Guatemala
Kempton Chemicals (Pty) Ltd	South Africa
Laboratoires Goëmar SAS	France
Lane Ltd	Zambia
MacDermid (Nanjing) Chemical Ltd	China
MacDermid (Shanghai) Chemical Ltd	China
MacDermid Agricultural Solutions Australia Pty Ltd	Australia

Subsidiaries	State or Jurisdiction of Incorporation/Organization
MacDermid Agricultural Solutions Holdings BV	Netherlands
MacDermid Agricultural Solutions Italy Srl	Italy
MacDermid Agricultural Solutions Netherlands Cooperatief UA	Netherlands
Mali Protection Des Cultures (MPC) SA	Mali
Myanmar Arysta LifeScience Co. Ltd	Myanmar
Natural Plant Protection SAS	France
Netherlands Agricultural Investment Partners LLC	Delaware
Netherlands Agricultural Technologies CV	Netherlands
Omega Agroindustrial SA de CV	Mexico
Platform Sales Suisse GmbH	Switzerland
PPWJ Sci	France
Pt. Arysta LifeScience Tirta Indonesia	Indonesia
Santamix Iberica SL	Spain
Servicios Agricolas Mundiales SA de CV	Mexico
Sidewalk Trading (Pty) Ltd	South Africa
Tecno Extractos Vegetales SA de CV	Mexico
Tesaurus Mexico SA de CV	Mexico
Veto-Pharma SA	France
Volcano Agrociencia Industria e Comercio de Defensivos Agricolas Ltda	Brazil
Volcano Agroscience (Pty) Ltd	South Africa
Volcano Chemicals (Pty) Ltd	South Africa
Wyjolab SA	France